                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                  July 3, 2003
                                  ------------
                                 Date of Report
                        (Date of earliest event reported)

                              Datatec Systems, Inc.
                              ---------------------
               (Exact Name of Registrant as Specified in Charter)

       Delaware                       000-20688              94-2914253
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(State or Other Jurisdiction         (Commission             (IRS Employer
of Incorporation)                    File Number)            Identification No.)

23 Madison Road, Fairfield, New Jersey                  07004
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(Address of Principal Executive Offices)              (Zip Code)

                                 (973) 808-4000
                                 --------------
               Registrant's telephone number, including area code

                                 Not Applicable
                                 --------------
         (Former Name or Former Address, if Changed Since Last Report.)

            Item 5.     Other Events and Required FD Disclosure.
                        ---------------------------------------

            On July 3, 2003,  Datatec  Systems,  Inc. (the "Company")  issued an aggregate of $4.9 million principal amount of Subordinated  Secured  Convertible
Notes (the  "Notes") and warrants to purchase an aggregate of 875,000  shares of the  Company's  common stock,  $0.001 par value per share (the "Common  Stock"), pursuant to a Note Purchase Agreement (the "Purchase  Agreement"),  by and among the Company and the investors signatory thereto (the "Investors"). The Investors are six funds managed by the Palladin  Group L.P.,  which also manages two funds that are among the Company's current lenders.  The Notes are to be repaid by the
Company  in ten equal  monthly  installments  beginning  on  January 1, 2004 and ending on  October  1, 2004 and bear  interest  at a rate of 2% per  annum.  The monthly  installments  of  principal  and interest are payable in cash or Common
Stock at the  Company's  option,  subject to certain  listing  and  registration requirements  relating to the Common  Stock.  If the  Company  elects to pay the monthly  installments in Common Stock,  the conversion rate is the lower of: (a)
$1.40 or (b) a 10% discount to the then fair market  value of the Common  Stock.
The holder of each Note is entitled,  at its option,  to convert at any time the principal amount of the Note or any portion  thereof,  together with accrued but unpaid interest, into shares of the Company's Common Stock at a conversion price for each share of Common Stock equal to $1.40. In connection with the financing, the Company  issued to the  Investors  four-year  warrants (the  "Warrants")  to purchase an aggregate of 875,000  shares of Common Stock at an exercise price of
$1.3224 per share.

            The Company has agreed to prepare and file a registration  statement covering the resale of the shares of Common Stock  issuable upon the  conversion of the Notes and the exercise of the Warrants.  The Registration Statement is to be filed with the  Securities  and Exchange  Commission not later than August 3,
2003.  The Company  intends to use the  proceeds of the  financing to reduce its borrowings  under  its  existing  credit  facility  and  for  general  corporate purposes.

            Cardinal  Securities,  LLC of  Atlanta,  Georgia  acted  as the sole placement agent for the sale of the Notes and Warrants.

            In  connection  with the  financing,  on July 3, 2003,  the  Company amended its Rights Agreement with Continental  Stock Transfer & Trust Company to exclude the Investors from the definition of "Acquiring Person."

            The foregoing  summary of the terms of the Purchase  Agreement,  the
Notes, the Warrants and other related agreements does not purport to be complete and is  qualified  in its  entirety  by  reference  to the  full  text  of  such agreements,  copies of which are attached hereto as Exhibits 10.1,  10.2,  10.3,
10.4, 10.5 and 10.6 and incorporated herein by reference.

            In addition,  the Company  announced on July 3, 2003 that it intends to hold its annual meeting of  stockholders  for the fiscal year ended April 30,
2003 on October 21, 2003.

            Item 7.     Financial Statements and Exhibits.
                        ---------------------------------

            (c)         Exhibits
                        --------

                        Exhibit No.    Exhibits
                        -----------    --------

                           10.1        Form of Note Purchase Agreement, dated as
                                       of July 3, 2003, by and among the Company
                                       and the investors signatory thereto.

                           10.2        Form   of   2%    Subordinated    Secured
                                       Convertible  Note,  dated  as of  July 3,
                                       2003.

                           10.3        Form   of    Stock    Purchase    Warrant
                                       Certificate, dated as of July 3, 2003.

                           10.4        Form of  Registration  Rights  Agreement,
                                       dated as of July 3,  2003,  by and  among
                                       the Company and the  investors  signatory
                                       thereto.

                           10.5        Form of Security  Agreement,  dated as of
                                       July 3,  2003,  by and among the  Company
                                       and the investors signatory thereto.

                           10.6        Amendment to Rights  Agreement,  dated as
                                       of  July  3,  2003,  by and  between  the
                                       Company and Continental  Stock Transfer &
                                       Trust Company, as rights agent.

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the  registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 DATATEC SYSTEMS, INC.

Dated: July 3, 2003                         By:  /s/ Mark J. Hirschhorn
                                                 -------------------------------
                                                 Name:  Mark J. Hirschhorn
                                                 Title: Chief Financial Officer